LIFETIME ACHIEVEMENT FUND

LFTAX

a series of Northern Lights Fund Trust III

Supplement dated October 14, 2014 to

the Prospectus and Statement of Additional Information dated May 1, 2014

The Board of Trustees of the Lifetime Achievement Fund (the “Fund”), a separate series of the Northern Lights Fund Trust III, has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares on March 31, 2015.

Effective as of the close of business on the date of this Supplement, the Fund’s shares are no longer available for purchase by new shareholders.  Effective December 31, 2014, the Fund’s shares will no longer available for purchase by existing shareholders.  The Fund's Adviser will pursue the Fund’s stated investment objectives until March 2015 when the Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund will otherwise not available for purchase as of the dates set forth above.

Prior to March 31, 2015, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MARCH 31, 2015 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-339-4230.

This Supplement and the existing Prospectus and SAI dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-888-339-4230.